________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 _______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2004


                           ACCUIMAGE DIAGNOSTICS CORP.
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Nevada                                  0-26555                 33-0713615
________________________________________________________________________________
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           (IDENTIFICATION NO.)


 400 Oyster Point Boulevard, South San Francisco, CA                  94080-4920
____________________________________________________                  __________
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                        (ZIP CODE)


                                  650-875-0192
               __________________________________________________
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



                                 Not Applicable
          _____________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         In its current report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2004, AccuImage Diagnostics Corp. (the "COMPANY") disclosed that the Company had entered into a merger agreement pursuant to which it would be acquired by Merge Technologies Incorporated for approximately $6,000,000 in cash. On December 16, 2004, Aviel Faliks, the principal shareholder of the Company ("MR. FALIKS"), contributed Nine Million (9,000,000) shares of common stock back to the Company which he received during the year 2004. Mr. Faliks had received One Million Five Hundred Thousand (1,500,000) of those shares during 2004 as compensation for serving as the Company's Chief Executive Officer and President (he receives no other compensation for such services). Mr. Faliks purchased the remaining Seven Million Five Hundred Thousand (7,500,000) shares from the Company on August 20, 2004.

         As a result of Mr. Faliks' contribution of shares to the Company, the number of shares of Company common stock outstanding has been reduced by 9,000,000 shares. Consequently, the disclosure concerning cash the shareholders will receive as a result of the Merger (as defined below) has changed and is now approximately $0.12 per share of common stock. Mr. Faliks ownership percentage of the Company's outstanding common stock has been reduced to approximately 52.4%. The Company is filing this amendment to the current report to update the disclosure in Item 1.01 thereof, which is set forth below, as corrected.


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AccuImage Diagnostics Corp. (the "COMPANY") entered into a Merger Agreement (the "MERGER Agreement"), dated as of November 24, 2004, by and among the Company, Merge Technologies Incorporated, a Nevada corporation ("MERGE"), ADI Acquisition Corp., a Wisconsin corporation and wholly owned subsidiary of Merge ("ACQUISITION SUB"), and Aviel Faliks, the principal shareholder of the Company ("MR. FALIKS"), providing for the merger of Acquisition Sub with and into the Company (the "MERGER"), with the Company continuing as the surviving corporation (the "MERGER AGREEMENT"). Following the Merger, the Company will continue as a wholly owned subsidiary of Merge. The Boards of Directors of the Company and Merge have approved the Merger and the Merger Agreement.

         Pursuant to the terms of the Merger Agreement, shareholders of the Company will receive cash for their shares of the Company's common stock equal to approximately $0.12 per share of common stock, or a total of approximately $6.0 million. Consummation of the Merger is subject to customary conditions, including approval by the Company's shareholders. The parties expect the Merger to be completed in the first quarter of 2005. The Merger Agreement is attached hereto as Exhibit 99.1.

         In connection with the Merger Agreement, Mr. Faliks has entered into a voting agreement with Merge in which he has agreed to vote all of his shares, approximately 52.4% of the Company's common stock, in favor of the Merger (the "VOTING AGREEMENT"). The Voting Agreement is subject to termination under certain circumstances, including termination of the Merger Agreement by the Board of Directors of the Company pursuant to the Board of Directors' fiduciary duties to the Company's shareholders. The Voting Agreement is attached hereto as
Exhibit 99.2.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On November 24, 2004, the Company issued a news release announcing that it had entered into a Merger Agreement with Merge, Acquisition Sub and Mr. Faliks. The full text of the news release is attached as Exhibit 99.3.

         The information in this Item 7.01 of this Current Report on Form 8-K/A, including Exhibit 99.3 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated into future filings under the


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Securities  Act of 1933,  as amended,  or under the  Securities  Exchange Act of
1934, as amended, unless expressly set forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1* Merger Agreement dated November 24, 2004, by and among Merge Technologies Incorporated, ADI Acquisition Corp., AccuImage Diagnostics Corp. and Aviel Faliks.

      99.2* Voting, Proxy and Option Agreement dated November 24, 2004, by and between Merge Technologies Incorporated and Aviel Faliks.

      99.3*    Press Release of AccuImage Diagnostics Corp. dated November 24,
               2004.

*Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ACCUIMAGE DIAGNOSTICS CORP.



                                       By:  /s/ AVIEL FALIKS
                                            ___________________________________
                                            Aviel Faliks, Chairman of the Board

Dated:  December 16, 2004

________________________________________________________________________________


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION


99.1* Merger Agreement dated November 24, 2004, by and among Merge Technologies Incorporated, ADI Acquisition Corp., AccuImage Diagnostics Corp. and Aviel Faliks.

99.2* Voting, Proxy and Option Agreement dated November 24, 2004, by and between Merge Technologies Incorporated and Aviel Faliks.

99.3*      Press Release of AccuImage Diagnostics Corp. dated November 24, 2004.

*Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2004.